EXHIBIT 15

November 24, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, on our review of interim financial information of Ohio Edison Company (the "Company") for the three month periods ended March 31, 2008 and 2007 and included in the Company's quarterly report on Amendment No.1 to Form 10-Q/A for the quarter ended March 31, 2008, is incorporated by reference in its Registration Statement on Form S-3 (No. 333-153608-06).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

November 24, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, on our review of interim financial information of The Cleveland Electric Illuminating Company (the "Company") for the three month periods ended March 31, 2008 and 2007 and included in the Company's quarterly report on Amendment No.1 to Form 10-Q/A for the quarter ended March 31, 2008, is incorporated by reference in their Registration Statement on Form S-3 (333-153608-05).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

November 24, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, on our review of interim financial information of The Toledo Edison Company (the "Company") for the three month periods ended March 31, 2008 and 2007 and included in the Company's quarterly report on Amendment No.1 to Form 10-Q/A for the quarter ended March 31, 2008, is incorporated by reference in their Registration Statement on Form S-3 (333-153608-04).

Very truly yours,

PricewaterhouseCoopers LLP

EXHIBIT 15

November 24, 2008

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

We are aware that our report dated May 7, 2008, except as to the error correction described in Note 1 which is as of November 24, 2008, on our review of interim financial information of Pennsylvania Electric Company (the "Company") for the three month periods ended March 31, 2008 and 2007 and included in the Company's quarterly report on Amendment No.1 to Form 10-Q/A for the quarter ended March 31, 2008, is incorporated by reference in their Registration Statements on Form S-3 (Nos. 333-62295, 333-62295-01, 333-62295-02, and 333-153608-01).

Very truly yours,

PricewaterhouseCoopers LLP